Exhibit 13

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350

In connection with the Annual Report of CYREN Ltd. (the "Company") on Form 20-F for the period ended December 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Lior Samuelson and  J. Michael Myshrall, Chief Executive Officer and Interim Chief Financial Officer of the Company, respectively, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to our knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Lior Samuelson Lior Samuelson Chief Executive Officer April 30, 2014	/s/ J. Michael Myshrall J. Michael Myshrall Interim Chief Financial Officer April 30, 2014